ACQUISITION OF BITECH MINING (Tables)	12 Months Ended
Dec. 31, 2023
Acquisition Of Bitech Mining
SCHEDULE OF FAIR VALUE OF ASSETS AND LIABILITIES

The following table summarizes the Company’s fair value amounts of assets acquired and liabilities assumed recognized at the acquisition date:

Assets:
Cash	$16,218
Accounts receivable	$2,271
Total assets:	$18,489

Liabilities:
Accounts Payable	$45,370
Related Party Note Payable	$395,000
Total liabilities	440,370
Net (Liabilities) assumed	$(421,881)